Exhibit 10.8
AMENDMENT NO. 1
TO
INDEMNITY AND CONTRIBUTION AGREEMENT
THIS AMENDMENT NO. 1 TO INDEMNITY AND CONTRIBUTION AGREEMENT (this “Amendment”) is made as of this 21st day of October, 2011, by and among Westwood One, Inc., a Delaware corporation (“WWON”), Gores Radio Holdings, LLC, a Delaware limited liability company (“Gores”), Verge Media Companies, Inc., a Delaware corporation (“Verge”), and Triton Media Group, LLC, a Delaware limited liability company (the “DG Shareholder”), and shall amend the provisions of the Indemnity and Contribution Agreement, dated as of July 30, 2011, by and among the parties hereto (the “Original Agreement” and, as amended hereby, the “Agreement”). Capitalized terms used, but not otherwise defined herein, shall have the meanings ascribed in the Original Agreement.
WHEREAS, in connection with the concurrent execution of a letter agreement modifying certain terms of the Merger Agreement, the parties hereto desire to make certain amendments to the Original Agreement.
NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, and other good and valuable consideration, the parties hereby agree as follows:
1.	Amendment. Notwithstanding any provision of the Original Agreement to the contrary, to the extent (but only to the extent) that all or any portion of a payment that would otherwise be deemed to be a Covered Payment was included as an express increase to Indebtedness of Parent (as set forth in the definition of Indebtedness under the Merger Agreement, as amended) and thereby taken into account for purposes of calculating the Net Debt Adjustment Amount, such payment or applicable portion thereof shall not be deemed to be a Covered Payment for purposes of the Agreement.

2.	Miscellaneous
(a)	Other than as expressly modified herein, the Original Agreement shall remain in full force and effect.
(b)	This Amendment and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but neither this Amendment nor any of the rights, interests or obligations hereunder may be assigned by any of the parties hereto without the prior written consent of the other parties hereto.

(c)	This Amendment and all other agreements executed pursuant to the terms of this Amendment or the Original Agreement will be governed by and construed in accordance with the laws of the State of Delaware without reference to the choice of law principles thereof. The parties hereby irrevocably and unconditionally submit to the exclusive jurisdiction of the Chancery Court of Delaware and, in the absence of such jurisdiction, the United States District Court for the District of Delaware, and, in the absence of such federal jurisdiction, the parties consent to be subject to the exclusive jurisdiction of any Delaware state court sitting in New Castle County and hereby waive the right to assert the lack of personal or subject matter jurisdiction or improper venue in connection with any such suit, action or other proceeding. THE PARTIES HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT SUCH PARTIES MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY SUIT OR ACTION ARISING OUT OF THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE). EACH PARTY HEREBY CERTIFIES THAT NO OTHER PARTY HERETO NOR ANY OF THEIR REPRESENTATIVES HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THEY WOULD NOT SEEK TO ENFORCE THIS WAIVER OF RIGHT TO JURY TRIAL. FURTHER, EACH PARTY ACKNOWLEDGES THAT THE OTHER PARTIES RELIED ON THIS WAIVER OF RIGHT TO JURY TRIAL AS A MATERIAL INDUCEMENT TO ENTER INTO THIS AGREEMENT.
(d)	This Amendment may be executed by the parties hereto individually or in any combination, in counterparts, each of which shall be deemed an original and all of which shall together constitute one and the same instrument. In the event that any signature to this Amendment or any amendment hereto is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof. No party hereto shall raise the use of a facsimile machine or e-mail delivery of a “.pdf” format data file to deliver a signature to this Agreement or any amendment hereto or the fact that such signature was transmitted or communicated through the use of a facsimile machine or e-mail delivery of a “.pdf” format data file as a defense to the formation or enforceability of a contract, and each party hereto forever waives any such defense.
(e)	If any provision or provisions of this Amendment, the Original Agreement or of any of the documents or instruments delivered pursuant hereto or thereto, or any portion of any provision hereof or thereof, shall be deemed invalid or unenforceable pursuant to a final determination of any court of competent jurisdiction or as a result of future legislative action, then such provision or portion thereof shall be construed to give effect to the parties’ intent regarding such provision or portion thereof to the maximum extent permitted by applicable Law, and such determination or action shall be construed so as not to affect the validity, enforceability or effect of any other portion hereof or thereof.

(f)	With regard to all dates and time periods set forth or referred to in this Agreement, time is of the essence.
(g) This Amendment, together with the Original Agreement and the documents and instruments referred to herein and therein, embody the entire agreement and understanding of the parties hereto in respect of the subject matter hereof and supersede all prior agreements and understandings between the parties with respect to the subject matter hereof. There are no restrictions, promises, representations, warranties, covenants or undertakings of the parties hereto in respect of the subject matter hereof, other than those expressly set forth or referred to herein or therein.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and date first above written.

WESTWOOD ONE, INC.
By:	/s/ David Hillman
	Name:	David Hillman
	Title:	GC and CAO

[Amendment to Indemnity and Contribution Agreement]

GORES RADIO HOLDINGS, LLC By: THE GORES GROUP, LLC, its Manager
By:	/s/ Jonathan Gimbel
	Name:	Jonathan Gimbel
	Title:	Principal

ACKNOWLEDGED BY: GORES CAPITAL PARTNERS II, L.P. By: GORES CAPITAL ADVISORS II, LLC, its General Partner By: THE GORES GROUP, LLC, its Manager
By:	/s/ Jonathan Gimbel
	Name:	Jonathan Gimbel
	Title:	Principal

GORES CO-INVEST PARTNERSHIP II, L.P By: GORES CAPITAL ADVISORS II, LLC, its General Partner By: THE GORES GROUP, LLC, its Manager
By:	/s/ Jonathan Gimbel
	Name:	Jonathan Gimbel
	Title:	Principal
[Amendment to Indemnity and Contribution Agreement]

VERGE MEDIA COMPANIES, INC.
By:	/s/ Neal Schore
	Name:	Neal Schore
	Title:	President and Chief Executive Officer

TRITON MEDIA GROUP, LLC
By:	/s/ Neal Schore
	Name:	Neal Schore
	Title:	President and Chief Executive Officer
[Amendment to Indemnity and Contribution Agreement]